MORGAN STANLEY
Financial Supplement - 4Q 2008
Table of Contents
Page #

1	…………….	Quarterly Financial Summary
2	…………….	Quarterly Consolidated Income Statement Information
3-4	…………….	Quarterly Consolidated Financial Information and Statistical Data
5	…………….	Quarterly Institutional Securities Income Statement Information
6-7	…………….	Quarterly Institutional Securities Financial Information and Statistical Data
8	…………….	Quarterly Global Wealth Management Group Income Statement Information
9	…………….	Quarterly Global Wealth Management Group Financial Information and Statistical Data
10	…………….	Quarterly Asset Management Income Statement Information
11 - 12	…………….	Quarterly Asset Management Financial Information and Statistical Data
13	…………….	Quarterly Consolidated Assets Under Management or Supervision
14	…………….	Quarterly Intersegment Eliminations Income Statement Information
15	…………….	Quarterly Reconciliation of Adjusted Assets
16	…………….	Institutional Securities Subprime Analysis
17	…………….	Institutional Securities - Non-subprime Residential Mortgage Analysis
18	…………….	Institutional Securities CMBS and Commercial Whole Loan Analysis
19 - 20	…………….	Earnings Per Share Impact of Capital-Related Transactions
21	…………….	Earnings Per Share Appendix I
22	…………….	Earnings Per Share Appendix II
23	…………….	Legal Notice

MORGAN STANLEY
Quarterly Financial Summary
(unaudited, dollars in millions)

	Quarter Ended								Percentage Change From:		Twelve Months Ended
	Feb 28, 2007	May 31, 2007	Aug 31, 2007	Nov 30, 2007	Feb 29, 2008	May 31, 2008	Aug 31, 2008	Nov 30, 2008	4Q08 vs. 4Q07	4Q08 vs. 3Q08	Nov 30, 2007	Nov 30, 2008	Percentage Change
Net revenues
Institutional Securities	$7,136	$7,409	$4,964	$(3,407)	$6,215	$3,644	$5,919	$844	125%	(86%)	$16,102	$16,622	3%
Global Wealth Management Group	1,511	1,642	1,683	1,789	1,606	2,436	1,555	1,422	(21%)	(9%)	6,625	7,019	6%
Asset Management	1,368	1,509	1,364	1,252	543	488	647	(386)	(131%)	(160%)	5,493	1,292	(76%)
Intersegment Eliminations	(47)	(56)	(72)	(66)	(40)	(39)	(64)	(51)	23%	20%	(241)	(194)	20%
Consolidated net revenues (1)	$9,968	$10,504	$7,939	$(432)	$8,324	$6,529	$8,057	$1,829	*	(77%)	$27,979	$24,739	(12%)

Income / (loss) before taxes (2)
Institutional Securities	$2,819	$2,930	$1,482	$(6,461)	$2,119	$698	$2,191	$(2,083)	68%	(195%)	$770	$2,925	*
Global Wealth Management Group	226	264	287	378	254	989	(34)	(55)	(115%)	(62%)	1,155	1,154	--
Asset Management	379	303	491	294	(161)	(227)	(204)	(1,215)	*	*	1,467	(1,807)	*
Intersegment Eliminations	6	7	(14)	3	4	5	3	3	--	--	2	15	*
Consolidated income / (loss) before taxes	$3,430	$3,504	$2,246	$(5,786)	$2,216	$1,465	$1,956	$(3,350)	42%	*	$3,394	$2,287	(33%)
Earnings / (loss) applicable to common shareholders	$2,655	$2,565	$1,526	$(3,605)	$1,534	$1,012	$1,414	$(2,365)	34%	*	$3,141	$1,588	(49%)

Earnings per basic share: (3)
Income from continuing operations	$2.28	$2.35	$1.45	$(3.61)	$1.50	$0.97	$1.36	$(2.24)	38%	*	$2.49	$1.64	(34%)
Discontinued operations (4)	$0.35	$0.22	$0.07	$-	$-	$-	$-	$(0.10)	*	*	$0.64	$(0.10)	(116%)
Earnings per basic share	$2.63	$2.57	$1.52	$(3.61)	$1.50	$0.97	$1.36	$(2.34)	35%	*	$3.13	$1.54	(51%)

Earnings per diluted share: (3)
Income from continuing operations	$2.17	$2.24	$1.38	$(3.61)	$1.45	$0.95	$1.32	$(2.24)	38%	*	$2.37	$1.54	(35%)
Discontinued operations (4)	$0.34	$0.21	$0.06	$-	$-	$-	$-	$(0.10)	*	*	$0.61	$(0.09)	(115%)
Earnings per diluted share	$2.51	$2.45	$1.44	$(3.61)	$1.45	$0.95	$1.32	$(2.34)	35%	*	$2.98	$1.45	(51%)

Average common shares outstanding
Basic	1,009,186,993	996,544,761	1,002,330,181	999,553,568	1,020,802,234	1,038,145,038	1,042,541,501	1,011,232,326			1,001,878,651	1,028,180,275
Diluted	1,057,912,545	1,045,643,087	1,057,495,875	999,553,568	1,057,867,487	1,067,184,178	1,072,015,729	1,011,232,326			1,054,240,169	1,095,704,880
Period end common shares outstanding	1,061,644,077	1,051,690,047	1,062,450,986	1,056,289,659	1,105,301,550	1,108,865,416	1,109,155,431	1,047,598,394			1,056,289,659	1,047,598,394

Return on average common equity from continuing operations	30.9%	29.4%	17.2%	*	19.7%	12.3%	16.5%	*			7.8%	5.2%
Return on average common equity	29.9%	27.4%	17.1%	*	19.7%	12.3%	16.5%	*			8.9%	4.9%

(1)
The quarter ended November 30, 2008 includes $2,252 million related to the repurchase of the Company's long term debt which is reported as follows: Institutional Securities: $2,135 million, Global Wealth Management: $43 million and Asset Management: $74 million.

(2)
Represents consolidated income / (loss) from continuing operations before taxes and gain / (loss) from discontinued operations. The quarter ended November 30, 2008 includes a charge of $725 million primarily related to the impairment of goodwill and intangible assets in the Company's fixed income business (reported in Institutional Securities) and impairment charges of $243 million related to the Company's Crescent real estate subsidiary (reported in Asset Management).

(3)	Summation of the quarters' earnings per common share may not equal the annual amounts due to the averaging effect of the number of shares and share equivalents throughout the year.

Fiscal 2007 and 2008 are also affected by the losses reported for the quarters ended November 30, 2007 and November 30, 2008.  As a result of these losses, basic and diluted shares outstanding are equal for these periods.

Earnings per diluted share for the fiscal 2008 year is calculated under the two-class method. For a further discussion of this calculation, refer to page 19.
(4)	All periods have been restated to include the results of Discover Financial Services in discontinued operations.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 23.

MORGAN STANLEY
Quarterly Consolidated Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended								Percentage Change From:		Twelve Months Ended
	Feb 28, 2007	May 31, 2007	Aug 31, 2007	Nov 30, 2007	Feb 29, 2008	May 31, 2008	Aug 31, 2008	Nov 30, 2008	4Q08 vs. 4Q07	4Q08 vs. 3Q08	Nov 30, 2007	Nov 30, 2008	Percentage Change
Revenues:
Investment banking	$1,227	$1,913	$1,659	$1,569	$1,109	$1,049	$1,146	$788	(50%)	(31%)	$6,368	$4,092	(36%)
Principal transactions:
Trading	4,158	4,838	1,381	(7,171)	3,390	1,403	2,604	(2,324)	68%	(189%)	3,206	5,073	58%
Investments	880	1,004	558	820	(346)	(464)	(453)	(2,929)	*	*	3,262	(4,192)	*
Commissions	1,005	1,123	1,264	1,290	1,199	1,155	1,070	1,039	(19%)	(3%)	4,682	4,463	(5%)
Asset management, distribution and admin. fees	1,479	1,596	1,701	1,743	1,550	1,464	1,423	1,223	(30%)	(14%)	6,519	5,660	(13%)
Other (1)	246	301	243	371	319	1,818	1,125	2,800	*	149%	1,161	6,062	*
Total non-interest revenues	8,995	10,775	6,806	(1,378)	7,221	6,425	6,915	597	143%	(91%)	25,198	21,158	(16%)

Interest and dividends	14,171	15,400	14,405	16,107	13,965	10,117	9,792	6,851	(57%)	(30%)	60,083	40,725	(32%)
Interest expense	13,198	15,671	13,272	15,161	12,862	10,013	8,650	5,619	(63%)	(35%)	57,302	37,144	(35%)
Net interest	973	(271)	1,133	946	1,103	104	1,142	1,232	30%	8%	2,781	3,581	29%
Net revenues	9,968	10,504	7,939	(432)	8,324	6,529	8,057	1,829	*	(77%)	27,979	24,739	(12%)

Non-interest expenses:
Compensation and benefits	4,775	4,994	3,596	3,187	4,071	2,960	3,695	1,580	(50%)	(57%)	16,552	12,306	(26%)

Non-compensation expenses:
Occupancy and equipment	260	279	279	312	286	329	309	435	39%	41%	1,130	1,359	20%
Brokerage, clearing and exchange fees	361	366	459	470	444	448	378	389	(17%)	3%	1,656	1,659	--
Information processing and communications	277	286	302	328	305	312	302	322	(2%)	7%	1,193	1,241	4%
Marketing and business development	153	199	190	271	183	207	168	218	(20%)	30%	813	776	(5%)
Professional services	419	510	507	676	379	472	457	529	(22%)	16%	2,112	1,837	(13%)
Other (2)	293	366	360	110	440	336	792	1,706	*	115%	1,129	3,274	190%
Total non-compensation expenses	1,763	2,006	2,097	2,167	2,037	2,104	2,406	3,599	66%	50%	8,033	10,146	26%

Total non-interest expenses	6,538	7,000	5,693	5,354	6,108	5,064	6,101	5,179	(3%)	(15%)	24,585	22,452	(9%)

Income / (loss) from continuing operations before taxes	3,430	3,504	2,246	(5,786)	2,216	1,465	1,956	(3,350)	42%	*	3,394	2,287	(33%)
Income tax provision / (benefit) from continuing operations	1,116	1,141	772	(2,198)	665	439	531	(1,155)	47%	*	831	480	(42%)
Income / (loss) from continuing operations	2,314	2,363	1,474	(3,588)	1,551	1,026	1,425	(2,195)	39%	*	2,563	1,807	(29%)
Discontinued operations (3)
Gain / (loss) from discontinued operations before taxes	564	349	111	0	0	0	0	(100)	*	*	1,024	(100)	(110%)
Income tax provision / (benefit) from discontinued operations	206	130	42	0	0	0	0	0	--	--	378	0	*
Gain / (loss) from discontinued operations	358	219	69	0	0	0	0	(100)	*	*	646	(100)	(115%)
Net income / (loss)	$2,672	$2,582	$1,543	$(3,588)	$1,551	$1,026	$1,425	$(2,295)	36%	*	$3,209	$1,707	(47%)
Earnings / (loss) applicable to common shareholders	$2,655	$2,565	$1,526	$(3,605)	$1,534	$1,012	$1,414	$(2,365)	34%	*	$3,141	$1,588	(49%)

Return on average common equity
from continuing operations	30.9%	29.4%	17.2%	*	19.7%	12.3%	16.5%	*			7.8%	5.2%
Return on average common equity	29.9%	27.4%	17.1%	*	19.7%	12.3%	16.5%	*			8.9%	4.9%
Pre-tax profit margin	34%	33%	28%	*	27%	22%	24%	*			12%	9%
Compensation and benefits as a % of net revenues	48%	48%	45%	*	49%	45%	46%	86%			59%	50%
Non-Compensation expenses as a % of net revenues	18%	19%	26%	*	25%	32%	30%	197%			29%	41%

Effective tax rate	32.5%	32.6%	34.4%	*	30.0%	30.0%	27.1%	*			24.5%	21.0%

(1)
The quarter ended November 30, 2008 includes $2,252 million related to the repurchase of the Company's long term debt which is reported as follows: Institutional Securities: $2,135 million, Global Wealth Management: $43 million and Asset Management: $74 million.

(2)
The quarter ended November 30, 2008 includes a charge of $725 million primarily related to the impairment of goodwill and intangible assets in the Company's fixed income business (reported in Institutional Securities) and impairment charges of $243 million related to the Company's Crescent real estate subsidiary (reported in Asset Management).

(3)
All periods have been restated to include the results of Discover Financial Services in discontinued operations. The quarter ended November 30, 2008 includes costs related to a legal settlement between Discover Financial Services, Visa and MasterCard.

Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 23.

MORGAN STANLEY
Quarterly Consolidated Financial Information and Statistical Data
(unaudited)

	Quarter Ended																Percentage Change From:		Twelve Months Ended
	Feb 28, 2007		May 31, 2007		Aug 31, 2007		Nov 30, 2007		Feb 29, 2008		May 31, 2008		Aug 31, 2008		Nov 30, 2008		4Q08 vs. 4Q07	4Q08 vs. 3Q08	Nov 30, 2007	Nov 30, 2008	Percentage Change
Morgan Stanley

Regional revenue (millions) (1) (2)
Americas	$6,032		$6,004		$4,083		$(4,093)		$3,805		$3,514		$4,635		$1,363		133%	(71%)	$12,026	$13,317	11%
EMEA (Europe, Middle East, Africa)	2,716		2,995		2,424		1,950		3,287		2,093		2,603		988		(49%)	(62%)	10,085	8,971	(11%)
Asia	1,220		1,505		1,432		1,711		1,232		922		819		(522)		(131%)	(164%)	5,868	2,451	(58%)
Consolidated net revenues	$9,968		$10,504		$7,939		$(432)		$8,324		$6,529		$8,057		$1,829		*	(77%)	$27,979	$24,739	(12%)

Worldwide employees (1)	44,800		46,231		48,319		48,746		47,621		46,857		46,872		46,964		(4%)	--
Total assets (millions)	$1,182,061		$1,199,993		$1,185,131		$1,045,409		$1,090,896		$1,031,228		$987,403		$657,978		(37%)	(33%)
Adjusted assets (millions) (3)	$653,875		$704,421		$688,966		$565,585		$636,892		$579,124		$544,087		$465,010		(18%)	(15%)
Tangible shareholders' equity (millions) (4)	$38,577		$40,253		$36,674		$32,074		$39,840		$41,070		$42,133		$57,959		81%	38%
Leverage Ratio (5)	30.6	x	29.8	x	32.3	x	32.6	x	27.4	x	25.1	x	23.4	x	11.4	x
Adjusted Leverage Ratio (6)	16.9	x	17.5	x	18.8	x	17.6	x	16.0	x	14.1	x	12.9	x	8.0	x
Shareholders' equity (millions) (7)	$37,954		$39,511		$35,250		$31,269		$33,280		$34,493		$35,765		$50,831		63%	42%
Common equity (millions)	$36,854		$38,411		$34,150		$30,169		$32,180		$33,393		$34,665		$31,676		5%	(9%)
Period end common shares outstanding (millions)	1,061.6		1,051.7		1,062.5		1,056.3		1,105.3		1,108.9		1,109.2		1,047.6		(1%)	(6%)
Book value per common share (8)	$34.71		$36.52		$32.14		$28.56		$29.11		$30.11		$31.25		$30.24		6%	(3%)
Total capital (millions) (9)	$177,270		$187,250		$187,480		$191,085		$198,210		$210,131		$202,588		$192,297		1%	(5%)

Average liquidity
Parent company liquidity (billions)	$46		$38		$49		$64		$71		$74		$81		$52		(19%)	(36%)
Bank and other subsidiary liquidity (billions)	18		30		44		56		51		61		94		69		23%	(27%)
Total liquidity (billions)	$64		$68		$93		$120		$122		$135		$175		$121		1%	(31%)

Average Daily 95%/One-Day Value-at-Risk ("VaR") (10)
Primary Market Risk Category ($ millions, pre-tax)
Interest rate and credit spread	$39		$40		$52		$53		$59		$66		$68		$85
Equity price	$45		$44		$43		$41		$37		$38		$41		$27
Foreign exchange rate	$15		$16		$17		$25		$30		$28		$25		$19
Commodity price	$40		$34		$38		$35		$38		$39		$35		$27

Trading VaR	$90		$81		$87		$89		$97		$99		$99		$98
Non - trading VaR	$14		$17		$20		$36		$37		$45		$72		$60
Aggregate trading and non - trading VaR	$92		$87		$91		$98		$103		$112		$128		$119

(1)	Restated to exclude Discover Financial Services.
(2)
Reflects the regional view of the Company's consolidated net revenues, on a managed basis, based on the following methodology: Institutional Securities: investment banking - client location, equity capital markets - client location, debt capital markets - revenue recording location, sales & trading - trading desk location. Global Wealth Management: financial advisor location. Asset Management: client location except for the merchant banking business which is based on asset location.

(3)
Adjusted assets exclude certain self-funded assets considered to have minimal market, credit and/or liquidity risk that are generally attributable to matched book and securities lending businesses as measured by aggregate resale agreements and securities borrowed less non-derivative short positions.  See page 15 for further information.

(4)	Tangible shareholders' equity equals shareholders' equity plus junior subordinated debt issued to capital trusts less goodwill and intangible assets.
(5)	Leverage ratio equals total assets divided by tangible shareholders' equity.
(6)	Adjusted leverage ratio equals adjusted assets divided by tangible shareholders' equity.
(7)	The quarter ended November 30, 2008 includes $9 billion and $10 billion, respectively, related to the investments in the Company by Mitsubishi UFJ Financial Group and the U.S. Department of Treasury.
(8)
Book value per common share equals common equity divided by period end common shares outstanding. The Company's spin-off of Discover Financial Services on June 30, 2007 reduced book value per common share by approximately $5.79.

(9)	Includes common equity, preferred equity, junior subordinated debt issued to capital trusts, capital units and the non-current portion of long-term debt.
(10)
95%/One-Day VaR represents the loss amount that one would not expect to exceed, on average, more than five times every one hundred trading days in the Company's trading positions if the portfolio were held constant for a one day period.

For a further discussion of the calculation of VaR and the limitations of the Company's VaR methodology, see Part II, Item 7A "Quantitative and Qualitative Disclosures about Market Risk" in the Company's Form 10-K for fiscal 2007.

Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 23.

MORGAN STANLEY
Quarterly Consolidated Financial Information and Statistical Data
(unaudited)

	Quarter Ended												Twelve Months Ended
	Feb 29, 2008			May 31, 2008			Aug 31, 2008			Nov 30, 2008			Nov 30, 2008
	Average tier 1 equity (billions) (1)	Average common equity (billions) (1)	Return on average common equity	Average tier 1 equity (billions) (1)	Average common equity (billions) (1)	Return on average common equity	Average tier 1 equity (billions) (1)	Average common equity (billions) (1)	Return on average common equity	Average tier 1 equity (billions) (1)	Average common equity (billions) (1)	Return on average common equity	Average tier 1 equity (billions) (1)	Average common equity (billions) (1)	Return on average common equity
Institutional Securities	$27.5	$24.4	24%	$27.3	$24.0	9%	$24.4	$21.6	29%	$24.3	$23.3	*	$25.9	$23.3	9%

Global Wealth Management Group	1.6	1.5	42%	1.7	1.5	172%	1.7	1.4	*	2.0	1.5	*	1.7	1.5	48%

Asset Management	3.2	3.8	*	3.1	3.4	*	4.3	4.2	*	4.0	4.1	*	3.7	3.9	*

Unallocated capital	1.5	1.5		3.9	3.9		7.1	7.1		14.5	7.1		6.6	4.9

Total - continuing operations	33.8	31.2	20%	36.0	32.8	12%	37.5	34.3	16%	44.8	36.0	*	37.9	33.6	5%

Discontinued operations	0.0	0.0		0.0	0.0		0.0	0.0		0.0	0.0		0.0	0.0

Firm	$33.8	$31.2	20%	$36.0	$32.8	12%	$37.5	$34.3	16%	$44.8	$36.0	*	$37.9	$33.6	5%

	Quarter Ended												Twelve Months Ended
	Feb 28, 2007			May 31, 2007			Aug 31, 2007			Nov 30, 2007			Nov 30, 2007
	Average tier 1 equity (billions) (1)	Average common equity (billions) (1)	Return on average common equity	Average tier 1 equity (billions) (1)	Average common equity (billions) (1)	Return on average common equity	Average tier 1 equity (billions) (1)	Average common equity (billions) (1)	Return on average common equity	Average tier 1 equity (billions) (1)	Average common equity (billions) (1)	Return on average common equity	Average tier 1 equity (billions) (1)	Average common equity (billions) (1)	Return on average common equity
Institutional Securities	$21.0	$20.0	38%	$23.7	$22.8	35%	$25.7	$25.1	16%	$28.0	$27.7	*	$24.6	$23.9	4%

Global Wealth Management Group	1.5	1.7	32%	1.5	1.6	40%	1.6	1.7	39%	1.6	1.7	52%	1.5	1.7	41%

Asset Management	2.3	3.0	31%	2.7	3.4	23%	2.8	3.6	35%	3.1	3.9	18%	2.7	3.5	26%

Unallocated capital	5.1	5.1		4.2	4.2		3.5	3.5		(0.4)	(0.4)		2.9	2.9

Total - continuing operations	29.9	29.8	31%	32.1	32.0	29%	33.6	33.9	17%	32.3	32.9	*	31.7	32.0	8%

Discontinued operations	4.6	5.7		4.5	5.4		1.6	1.9		0.0	0.0		2.7	3.2

Firm	$34.5	$35.5	30%	$36.6	$37.4	27%	$35.2	$35.8	17%	$32.3	$32.9	*	$34.4	$35.2	9%

(1)
The Company’s economic capital framework estimates the amount of equity capital required to support the businesses over a wide range of market environments while simultaneously satisfying regulatory, rating agency and investor requirements. Economic capital is assigned to each segment based on regulatory capital usage plus additional capital for stress losses. Economic capital requirements are met by regulatory Tier 1 equity (including common shareholders' equity, certain preferred stock, eligible hybrid capital instruments and deductions of certain goodwill, intangible assets and net deferred tax assets), subject to regulatory limits. The framework will evolve over time in response to changes in the business and regulatory environment and to incorporate improvements in modeling techniques.

Note:
Certain reclassifications have been made to prior period amounts to conform to the current presentation.  Additionally, the average equity related to Discover Financial Services and Quilter Holdings Limited have been reclassed  to discontinued operations in all periods.

Refer to Legal Notice page 23.

MORGAN STANLEY
Quarterly Institutional Securities Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended (1)								Percentage Change From:		Twelve Months Ended
	Feb 28, 2007	May 31, 2007	Aug 31, 2007	Nov 30, 2007	Feb 29, 2008	May 31, 2008	Aug 31, 2008	Nov 30, 2008	4Q08 vs. 4Q07	4Q08 vs. 3Q08	Nov 30, 2007	Nov 30, 2008	Percentage Change
Revenues:
Investment banking	$1,032	$1,704	$1,439	$1,363	$980	$875	$1,032	$743	(45%)	(28%)	$5,538	$3,630	(34%)
Principal transactions:
Trading	4,029	4,705	1,236	(7,230)	3,394	1,309	2,449	(2,337)	68%	(195%)	2,740	4,815	76%
Investments	350	396	217	496	(141)	(257)	(245)	(1,834)	*	*	1,459	(2,477)	*
Commissions	691	766	911	894	840	813	759	688	(23%)	(9%)	3,262	3,100	(5%)
Asset management, distribution and admin. fees	25	25	24	29	31	34	33	44	52%	33%	103	142	38%
Other (2)	179	246	203	308	211	994	935	2,490	*	166%	936	4,630	*
Total non-interest revenues	6,306	7,842	4,030	(4,140)	5,315	3,768	4,963	(206)	95%	(104%)	14,038	13,840	(1%)

Interest and dividends	14,021	15,193	14,141	15,776	13,660	9,793	9,461	6,445	(59%)	(32%)	59,131	39,359	(33%)
Interest expense	13,191	15,626	13,207	15,043	12,760	9,917	8,505	5,395	(64%)	(37%)	57,067	36,577	(36%)
Net interest	830	(433)	934	733	900	(124)	956	1,050	43%	10%	2,064	2,782	35%
Net revenues	7,136	7,409	4,964	(3,407)	6,215	3,644	5,919	844	125%	(86%)	16,102	16,622	3%

Total non-interest expenses (3)	4,317	4,479	3,482	3,054	4,096	2,946	3,728	2,927	(4%)	(21%)	15,332	13,697	(11%)

Income / (loss) from continuing operations before taxes	2,819	2,930	1,482	(6,461)	2,119	698	2,191	(2,083)	68%	(195%)	770	2,925	*
Income tax provision / (benefit) from continuing operations	878	932	483	(2,463)	627	160	618	(681)	72%	*	(170)	724	*
Income / (loss) from continuing operations	$1,941	$1,998	$999	$(3,998)	$1,492	$538	$1,573	$(1,402)	65%	(189%)	$940	$2,201	134%

Return on average common equity (4)	38%	35%	16%	*	24%	9%	29%	*			4%	9%
Pre-tax profit margin (5)	40%	40%	30%	*	34%	19%	37%	*			5%	18%

(1)
Principal transactions investments revenue reflects net gain / (loss) on investments marked at fair value.  The related investment asset balance for the quarters ended Feb 28, 2007, May 31, 2007, Aug 31, 2007, Nov 30, 2007, Feb 29, 2008, May 31, 2008, Aug 31, 2008 and Nov 30, 2008 are $4.4 billion, $5.9 billion, $8.2 billion, $9.7 billion, $10.3 billion, $10.1 billion, $9.5 billion and $6.5 billion, respectively.

(2)	The quarters ended May 31, 2008 and August 31, 2008 include pre-tax gains of $744 million and $745 million, respectively, related to the follow-on offerings of MSCI Inc.
The quarter ended November 30, 2008 includes $2,135 million related to the repurchase of the Company's certain long term debt.
(3)	The quarter ended November 30, 2008 includes a charge of $694 million related to the impairment of goodwill in the Company's fixed income business.
(4)	Refer to page 4 for the allocation of average common equity.
(5)	Income / (loss) from continuing operations before taxes, as a % of net revenues.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 23.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Institutional Securities
(unaudited, dollars in millions)

	Quarter Ended								Percentage Change From:		Twelve Months Ended
	Feb 28, 2007	May 31, 2007	Aug 31, 2007	Nov 30, 2007	Feb 29, 2008	May 31, 2008	Aug 31, 2008	Nov 30, 2008	4Q08 vs. 4Q07	4Q08 vs. 3Q08	Nov 30, 2007	Nov 30, 2008	Percentage Change

Investment Banking
Advisory revenue	$373	$725	$664	$779	$444	$367	$401	$528	(32%)	32%	$2,541	$1,740	(32%)
Underwriting revenue
Equity	300	493	429	348	261	298	379	107	(69%)	(72%)	1,570	1,045	(33%)
Fixed income	359	486	346	236	275	210	252	108	(54%)	(57%)	1,427	845	(41%)
Total underwriting revenue	$659	$979	$775	$584	$536	$508	$631	$215	(63%)	(66%)	$2,997	$1,890	(37%)

Total investment banking revenue	$1,032	$1,704	$1,439	$1,363	$980	$875	$1,032	$743	(45%)	(28%)	$5,538	$3,630	(34%)

Sales & Trading (1)
Equity	$2,318	$2,374	$1,880	$2,468	$3,467	$2,103	$2,671	$1,727	(30%)	(35%)	$9,040	$9,968	10%
Fixed income	3,321	2,738	2,078	(7,869)	2,769	414	1,903	(1,224)	84%	(164%)	268	3,862	*
Other	(89)	(74)	(877)	(202)	(1,102)	(519)	(410)	(1,102)	*	(169%)	(1,242)	(3,133)	(152%)
Total sales & trading net revenue	$5,550	$5,038	$3,081	$(5,603)	$5,134	$1,998	$4,164	$(599)	89%	(114%)	$8,066	$10,697	33%

	Fiscal View										Calendar View
	Quarter Ended (2)										Eleven Months Ended (2)
	Feb 28, 2007	May 31, 2007	Aug 31, 2007	Nov 30, 2007	Feb 29, 2008	May 31, 2008	Aug 31, 2008	Nov 30, 2008			Nov 30, 2007	Nov 30, 2008

Mergers and acquisitions announced transactions
Morgan Stanley global market volume (billions)	$344.8	$489.0	$324.4	$93.9	$71.1	$174.5	$164.9	$194.0			$1,135.1	$551.4
Market share	37.4%	38.4%	28.2%	14.9%	11.0%	22.5%	19.9%	27.7%			31.4%	21.1%
Rank	2	1	2	4	7	6	6	2			2	5

Mergers and acquisitions completed transactions
Morgan Stanley global market volume (billions)	$209.2	$364.7	$249.8	$502.6	$188.6	$104.7	$204.2	$103.0			$1,270.7	$541.5
Market share	22.6%	39.0%	25.7%	44.8%	26.4%	16.4%	29.2%	19.2%			35.8%	23.2%
Rank	4	1	2	2	4	9	3	7			1	6

Global equity and related issues (3)
Morgan Stanley global market volume (billions)	$13.9	$20.2	$19.5	$14.9	$7.8	$20.6	$16.7	$7.6			$59.3	$48.2
Market share	7.5%	8.7%	8.1%	6.3%	6.1%	9.3%	10.5%	8.5%			7.4%	9.4%
Rank	4	3	3	6	5	3	2	5			5	3

Global IPO's
Morgan Stanley global market volume (billions)	$4.1	$6.4	$6.5	$7.3	$3.0	$3.8	$0.7	$0.1			$21.3	$5.0
Market Share	7.6%	8.3%	8.2%	7.3%	8.8%	7.4%	2.8%	5.0%			7.6%	6.1%
Rank	3	3	3	5	1	6	10	3			3	6

Global debt (3)
Morgan Stanley global market volume (billions)	$102.0	$141.6	$86.7	$68.5	$58.6	$64.0	$40.4	$18.4			$367.7	$166.8
Market share	5.6%	6.5%	5.1%	5.1%	4.2%	4.3%	4.0%	3.3%			5.6%	4.2%
Rank	6	5	8	7	7	10	10	10			7	8

(1)
Includes principal transactions trading, commissions and net interest revenue.  Other sales and trading net revenue primarily includes net losses from the mark-to-market of loans and closed and pipeline commitments and related hedges, and results related to Investment Banking and other activities.

(2)	Source: Thomson Reuters, run on December 3, 2008 except where noted.
(3)	Fiscal and calendar data, run on December 10, 2008.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 23.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Institutional Securities - Corporate Lending(1)
(unaudited, dollars in billions)

	Quarter Ended								Percentage Change From:
	Feb 28, 2007	May 31, 2007	Aug 31, 2007	Nov 30, 2007	Feb 29, 2008	May 31, 2008	Aug 31, 2008	Nov 30, 2008	4Q08 vs. 4Q07	4Q08 vs. 3Q08

Corporate funded loans
Investment grade	$6.2	$13.7	$11.1	$13.0	$15.6	$14.6	$9.3	$8.3	(36%)	(11%)
Non-investment grade	3.9	4.9	7.5	10.9	10.7	10.3	10.4	9.5	(13%)	(9%)
Total corporate funded loans	$10.1	$18.6	$18.6	$23.9	$26.3	$24.9	$19.7	$17.8	(26%)	(10%)

Corporate lending commitments
Investment grade	$31.5	$42.1	$50.4	$50.2	$44.2	$39.9	$39.5	$35.4	(29%)	(10%)
Non-investment grade	25.5	32.4	35.7	20.0	15.3	12.0	10.9	7.0	(65%)	(36%)
Total corporate lending commitments	$57.0	$74.5	$86.1	$70.2	$59.5	$51.9	$50.4	$42.4	(40%)	(16%)

Corporate funded loans plus lending commitments
Investment grade	$37.7	$55.8	$61.5	$63.2	$59.8	$54.5	$48.8	$43.7	(31%)	(10%)
Non-investment grade (2)	$29.4	$37.3	$43.2	$30.9	$26.0	$22.3	$21.3	$16.5	(47%)	(23%)

% investment grade	56%	60%	59%	67%	70%	71%	70%	73%
% non-investment grade	44%	40%	41%	33%	30%	29%	30%	27%

Total corporate funded loans and lending commitments	$67.1	$93.1	$104.7	$94.1	$85.8	$76.8	$70.1	$60.2	(36%)	(14%)
Hedges (3)	$29.9	$34.2	$37.5	$37.6	$40.6	$36.7	$34.1	$35.8	(5%)	5%
Total corporate funded loans and lending commitments net of hedges	$37.2	$58.9	$67.2	$56.5	$45.2	$40.1	$36.0	$24.4	(57%)	(32%)

(1)
In connection with certain of its Institutional Securities business activities, the Company provides loans or lending commitments to select clients related to its leveraged acquisition finance or relationship lending activities. For a further discussion of this activity, see the Company's Annual Report on Form 10-K for the fiscal year ended November 30, 2007.

(2)
For the quarters ended Nov 30, 2007, Feb 29, 2008, May 31, 2008, Aug 31, 2008 and Nov 30, 2008, the leveraged acquisition finance portfolio of pipeline commitments and closed deals was $19.6 billion, $15.9 billion, $12.7 billion, $9.3 billion and $5.6 billion, respectively.

(3)	Includes hedges utilized by the lending business.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 23.

MORGAN STANLEY
Quarterly Global Wealth Management Group Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended								Percentage Change From:		Twelve Months Ended
	Feb 28, 2007	May 31, 2007	Aug 31, 2007	Nov 30, 2007	Feb 29, 2008	May 31, 2008	Aug 31, 2008(2)	Nov 30, 2008(2)	4Q08 vs. 4Q07	4Q08 vs. 3Q08	Nov 30, 2007	Nov 30, 2008	Percentage Change
Revenues:
Investment banking	$166	$164	$166	$129	$104	$152	$105	$66	(49%)	(37%)	$625	$427	(32%)
Principal transactions:
Trading (1)	129	133	145	191	177	210	143	83	(57%)	(42%)	598	613	3%
Investments	(2)	20	3	8	(4)	(3)	(9)	(38)	*	*	29	(54)	*
Commissions	315	357	353	408	363	346	326	373	(9%)	14%	1,433	1,408	(2%)
Asset management, distribution and admin. fees	729	769	788	781	716	694	693	623	(20%)	(10%)	3,067	2,726	(11%)
Other (2)	38	40	33	52	39	801	35	90	73%	157%	163	965	*
Total non-interest revenues	1,375	1,483	1,488	1,569	1,395	2,200	1,293	1,197	(24%)	(7%)	5,915	6,085	3%

Interest and dividends	274	298	321	328	302	319	327	291	(11%)	(11%)	1,221	1,239	1%
Interest expense	138	139	126	108	91	83	65	66	(39%)	2%	511	305	(40%)
Net interest	136	159	195	220	211	236	262	225	2%	(14%)	710	934	32%
Net revenues	1,511	1,642	1,683	1,789	1,606	2,436	1,555	1,422	(21%)	(9%)	6,625	7,019	6%

Total non-interest expenses (3)	1,285	1,378	1,396	1,411	1,352	1,447	1,589	1,477	5%	(7%)	5,470	5,865	7%

Income / (loss) from continuing operations before taxes	226	264	287	378	254	989	(34)	(55)	(115%)	(62%)	1,155	1,154	--
Income tax provision / (benefit) from continuing operations	87	102	119	151	95	370	(25)	0	*	*	459	440	(4%)
Income / (loss) from continuing operations	$139	$162	$168	$227	$159	$619	$(9)	$(55)	(124%)	*	$696	$714	3%

Return on average common equity (4)	32%	40%	39%	52%	42%	172%	*	*			41%	48%
Pre-tax profit margin (5)	15%	16%	17%	21%	16%	41%	*	*			17%	16%

(1)	The quarter ended November 30, 2008 includes mark to market losses of $108 million related to auction rate securities held on balance sheet by Global Wealth Management.
(2)
The quarter ended May 31, 2008 includes a pre-tax gain of $748 million and income before taxes of $698 million, on the sale of the Spanish wealth management business, Morgan Stanley Wealth Management S.V., S.A.U.

The quarter ended November 30, 2008 includes $43 million related to the repurchase of the Company's long term debt.
(3)	The quarters ended August 31, 2008 and November 30, 2008 include charges of $277 million and $256 million, respectively related to the auction rate securities settlement.
(4)	Refer to page 4 for the allocation of average common equity.
(5)	Income before taxes as a % of net revenues.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 23.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Global Wealth Management Group
(unaudited)

	Quarter Ended								Percentage Change From:
	Feb 28, 2007	May 31, 2007	Aug 31, 2007	Nov 30, 2007	Feb 29, 2008	May 31, 2008	Aug 31, 2008	Nov 30, 2008	4Q08 vs. 4Q07	4Q08 vs. 3Q08

Global representatives (1)	7,993	8,137	8,341	8,429	8,456	8,350	8,500	8,426	--	(1%)

Annualized revenue per global
representative (thousands) (2)	$758	$814	$817	$853	$761	$810	$741	$672	(21%)	(9%)

Assets by client segment (billions)
$10m or more	210	223	228	247	229	235	223	152	(38%)	(32%)
$ 1m-$10m	248	268	265	275	262	276	261	197	(28%)	(25%)
Subtotal - > $1m	458	491	493	522	491	511	484	349	(33%)	(28%)
$ 100k - $1m	174	180	182	179	175	176	171	151	(16%)	(12%)
< $100k	26	24	24	23	23	22	22	22	(4%)	--
Client assets excluding corporate / other	658	695	699	724	689	709	677	522	(28%)	(23%)
Corporate / other	32	33	35	34	33	30	30	24	(29%)	(20%)
Total client assets (billions)	$690	$728	$734	$758	$722	$739	$707	$546	(28%)	(23%)

% of assets by client segment > $1m (3)	70%	71%	71%	72%	71%	72%	71%	67%

Fee-based client account assets (billions) (4)	$202	$210	$211	$201	$185	$194	$186	$136	(32%)	(27%)
Fee-based assets as a % of client assets	29%	29%	29%	27%	26%	26%	26%	25%

Bank deposit program (millions)	$16,364	$18,226	$19,409	$26,160	$33,365	$34,334	$36,036	$36,436	39%	1%

Client assets per global
representative (millions) (5)	$86	$89	$88	$90	$85	$89	$83	$65	(28%)	(22%)

Domestic retail net new assets (billions) (6)	$6.7	$8.7	$14.6	$10.0	$11.4	$13.3	$13.7	$(3.9)	(139%)	(128%)

Domestic retail locations	451	453	455	451	447	459	464	465	3%	--

(1)	Global Representatives for the quarter ended May 31, 2008 includes a decline of 233 global representatives resulting from the sale of Morgan Stanley Wealth Management S.V., S.A.U.
(2)
Annualized revenue divided by average global representative headcount.  Computation for the quarter ended May 31, 2008 excludes revenues associated with the sale of the Spanish wealth management business, Morgan Stanley Wealth Management S.V., S.A.U.

(3)	Excludes corporate / other assets.
(4)	Represents the amount of assets in client accounts where the basis of payment for services is a fee calculated on those assets.
(5)	Total client assets divided by period end global representative headcount.
(6)	Represents net new assets in the U.S. broad-based branch system.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 23.

MORGAN STANLEY
Quarterly Asset Management Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended (1)								Percentage Change From:		Twelve Months Ended
	Feb 28, 2007	May 31, 2007	Aug 31, 2007	Nov 30, 2007	Feb 29, 2008	May 31, 2008	Aug 31, 2008 (2)	Nov 30, 2008 (2)	4Q08 vs. 4Q07	4Q08 vs. 3Q08	Nov 30, 2007	Nov 30, 2008	Percentage Change
Revenues:
Investment banking	$31	$61	$92	$80	$26	$30	$23	$(18)	(123%)	(178%)	$264	$61	(77%)
Principal transactions:
Trading (3)	0	0	0	(129)	(179)	(113)	13	(67)	48%	*	(129)	(346)	(168%)
Investments	532	588	338	316	(201)	(204)	(199)	(1,057)	*	*	1,774	(1,661)	(194%)
Commissions	6	6	6	5	4	5	3	2	(60%)	(33%)	23	14	(39%)
Asset management, distribution and admin. fees	768	844	926	986	845	779	742	594	(40%)	(20%)	3,524	2,960	(16%)
Other (4)	34	18	10	13	71	15	157	220	*	40%	75	463	*
Total non-interest revenues	1,371	1,517	1,372	1,271	566	512	739	(326)	(126%)	(144%)	5,531	1,491	(73%)

Interest and dividends	14	29	14	17	15	16	16	123	*	*	74	170	130%
Interest expense	17	37	22	36	38	40	108	183	*	69%	112	369	*
Net interest	(3)	(8)	(8)	(19)	(23)	(24)	(92)	(60)	*	35%	(38)	(199)	*
Net revenues	1,368	1,509	1,364	1,252	543	488	647	(386)	(131%)	(160%)	5,493	1,292	(76%)

Total non-interest expenses (5)	989	1,206	873	958	704	715	851	829	(13%)	(3%)	4,026	3,099	(23%)

Income / (loss) from continuing operations before taxes	379	303	491	294	(161)	(227)	(204)	(1,215)	*	*	1,467	(1,807)	*
Income tax provision / (benefit) from continuing operations	149	105	174	113	(58)	(94)	(63)	(475)	*	*	541	(690)	*
Income / (loss) from continuing operations	$230	$198	$317	$181	$(103)	$(133)	$(141)	$(740)	*	*	$926	$(1,117)	*

Return on average common equity (6)	31%	23%	35%	18%	*	*	*	*			26%	*
Pre-tax profit margin (7)	28%	20%	36%	24%	*	*	*	*			27%	*

(1)
Principal transactions investments revenue reflects net gain/(loss) on investments marked at fair value including real estate funds, private equity funds and seed capital investments.  The related investment asset balance for the quarters ended Feb 28, 2007, May 31, 2007, Aug 31, 2007, Nov 30, 2007, Feb 29, 2008, May 31, 2008, Aug 31, 2008 and Nov 30, 2008 are $2.9 billion, $3.9 billion, $4.6 billion, $4.5 billion, $4.4 billion, $5.1 billion, $5.1 billion and $3.7 billion, respectively.

(2)
The quarters ended August 31, 2008 and November 30, 2008 include the operating results of the Crescent Real Estate Limited Partnership which was included in the Company's consolidated results begininning May 31, 2008.

(3)
Trading results for the quarters ended November 30, 2007, February 29, 2008, May 31, 2008, August 31, 2008 and November 30, 2008 include losses related to securities issued by structured investment vehicles of $129 million, $188 million, $86 million, $9 million and $187 million, respectively.

(4)	The quarter ended November 30, 2008 includes $74 million related to the repurchase of the Company's long term debt.
(5)	The quarter ended November 30, 2008 includes an impairment charge of $243 million related to certain investments in the Company's Crescent Real Estate subsidiary which are not recorded at fair value.
(6)	Refer to page 4 for the allocation of average common equity.
(7)	Income / (loss) before taxes as a % of net revenues.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 23.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Asset Management
(unaudited, dollars in billions)

	Quarter Ended								Percentage Change From:		Twelve Months Ended
	Feb 28, 2007	May 31, 2007	Aug 31, 2007	Nov 30, 2007	Feb 29, 2008	May 31, 2008	Aug 31, 2008	Nov 30, 2008	4Q08 vs. 4Q07	4Q08 vs. 3Q08	Nov 30, 2007	Nov 30, 2008	Percentage Change

Assets under management or supervision

Net flows by distribution channel
Morgan Stanley Retail & Intermediary	$(1.7)	$0.8	$1.2	$(1.6)	$(1.5)	$(0.6)	$(2.4)	$(8.0)	*	*	$(1.3)	$(12.5)	*
Van Kampen Retail & Intermediary	0.7	1.1	0.6	(1.2)	(2.3)	(2.1)	(4.0)	(5.3)	*	(33%)	1.2	(13.7)	*
Retail money markets	(1.8)	(1.5)	0.5	(2.4)	1.6	3.2	(1.4)	(6.0)	(150%)	*	(5.2)	(2.6)	50%
Total Americas Retail	(2.8)	0.4	2.3	(5.2)	(2.2)	0.5	(7.8)	(19.3)	*	(147%)	(5.3)	(28.8)	*
U.S. Institutional	0.0	1.2	0.2	1.2	0.6	0.9	(1.1)	(7.3)	*	*	2.6	(6.9)	*
Institutional money markets	2.5	3.5	12.3	(2.9)	7.8	12.8	9.5	(45.0)	*	*	15.4	(14.9)	*
Non- U.S.	4.8	4.2	6.0	7.3	0.4	1.3	1.0	(4.9)	*	*	22.3	(2.2)	(110%)
Total net flows	$4.5	$9.3	$20.8	$0.4	$6.6	$15.5	$1.6	$(76.5)	*	*	$35.0	$(52.8)	*

Assets under management or supervision by distribution channel
Morgan Stanley Retail & Intermediary	$75	$80	$80	$81	$75	$76	$68	$46	(43%)	(32%)
Van Kampen Retail & Intermediary	144	155	149	150	135	138	123	84	(44%)	(32%)
Retail money markets	34	32	33	31	33	37	36	30	(3%)	(17%)
Total Americas Retail	253	267	262	262	243	251	227	160	(39%)	(30%)
U.S. Institutional	109	119	121	128	123	127	117	90	(30%)	(23%)
Institutional money markets	52	57	70	68	76	89	98	52	(24%)	(47%)
Non- U.S.	102	112	118	132	128	131	121	91	(31%)	(25%)
Total assets under management or supervision	$516	$555	$571	$590	$570	$598	$563	$393	(33%)	(30%)
Share of minority interest assets (1)	5	5	6	7	7	7	7	6	(14%)	(14%)
Total	$521	$560	$577	$597	$577	$605	$570	$399	(33%)	(30%)

(1)	Amount represents Asset Management's proportional share of assets managed by entities in which it owns a minority interest.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 23.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Asset Management
(unaudited, dollars in billions)

	Quarter Ended								Percentage Change From:		Twelve Months Ended
	Feb 28, 2007	May 31, 2007	Aug 31, 2007	Nov 30, 2007	Feb 29, 2008	May 31, 2008	Aug 31, 2008	Nov 30, 2008	4Q08 vs. 4Q07	4Q08 vs. 3Q08	Nov 30, 2007	Nov 30, 2008	Percentage Change

Assets under management or supervision

Net flows by asset class
Core Asset Management
Equity	$(1.8)	$(2.5)	$(6.4)	$(1.8)	$(6.8)	$(5.7)	$(5.1)	$(7.3)	*	(43%)	$(12.5)	$(24.9)	(99%)
Fixed income	1.4	5.2	13.4	(5.5)	8.9	16.6	5.9	(64.3)	*	*	14.5	(32.9)	*
Alternatives (1)	4.6	2.3	6.2	4.7	4.3	3.0	0.9	(4.6)	*	*	17.8	3.6	(80%)
Unit trusts	0.5	0.6	0.4	0.1	(0.3)	(0.1)	(0.5)	(0.6)	*	(20%)	1.6	(1.5)	*
Total Core Asset Management	4.7	5.6	13.6	(2.5)	6.1	13.8	1.2	(76.8)	*	*	21.4	(55.7)	*

Merchant Banking
Private Equity	(0.3)	(0.1)	0.9	0.0	(0.1)	(0.1)	(0.1)	1.0	*	*	0.5	0.7	40%
Infrastructure	0.0	0.6	0.9	0.9	0.4	1.2	0.0	0.0	*	--	2.4	1.6	(33%)
Real Estate	0.1	3.2	5.4	2.0	0.2	0.6	0.5	(0.7)	(135%)	*	10.7	0.6	(94%)
Total Merchant Banking	(0.2)	3.7	7.2	2.9	0.5	1.7	0.4	0.3	(90%)	(25%)	13.6	2.9	(79%)
Total net flows	$4.5	$9.3	$20.8	$0.4	$6.6	$15.5	$1.6	$(76.5)	*	*	$35.0	$(52.8)	*

Assets undermanagement or supervision by asset class
Core Asset Management
Equity	$245	$265	$254	$265	$234	$239	$206	$135	(49%)	(34%)
Fixed income	179	187	201	201	210	227	231	159	(21%)	(31%)
Alternatives (1)	54	58	63	67	69	73	70	48	(28%)	(31%)
Unit trusts	15	16	15	15	14	14	12	9	(40%)	(25%)
Total Core Asset Management	493	526	533	548	527	553	519	351	(36%)	(32%)

Merchant Banking
Private Equity	2	2	3	4	3	3	3	4	--	33%
Infrastructure	0	1	1	2	3	4	4	4	100%	--
Real Estate	21	26	34	36	37	38	37	34	(6%)	(8%)
Total Merchant Banking	23	29	38	42	43	45	44	42	--	(5%)
Total Assets Under Management/Supervision	$516	$555	$571	$590	$570	$598	$563	$393	(33%)	(30%)
Share of minority interest assets (2)	5	5	6	7	7	7	7	6	(14%)	(14%)
Total	$521	$560	$577	$597	$577	$605	$570	$399	(33%)	(30%)

(1)	Includes a range of alternative investment products such as hedge funds, funds of hedge funds and funds of private equity funds.
(2)	Amount represents Asset Management's proportional share of assets managed by entities in which it owns a minority interest.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 23.

Morgan Stanley
Quarterly Financial Information and Statistical Data
Consolidated Assets Under Management or Supervision
(unaudited, dollars in billions)

	Quarter Ended								Percentage Change From:
	Feb 28, 2007	May 31, 2007	Aug 31, 2007	Nov 30, 2007	Feb 29, 2008	May 31, 2008	Aug 31, 2008	Nov 30, 2008	4Q08 vs. 4Q07	4Q08 vs. 3Q08

Assets under management or supervision by distribution channel
Morgan Stanley Retail & Intermediary	$75	$80	$80	$81	$75	$76	$68	$46	(43%)	(32%)
Van Kampen Retail & Intermediary	144	155	149	150	135	138	123	84	(44%)	(32%)
Retail money markets	34	32	33	31	33	37	36	30	(3%)	(17%)
Total Americas Retail	$253	$267	$262	$262	$243	$251	$227	$160	(39%)	(30%)
U.S. Institutional	109	119	121	128	123	127	117	90	(30%)	(23%)
Institutional money markets	52	57	70	68	76	89	98	52	(24%)	(47%)
Non- U.S.	102	112	118	132	128	131	121	91	(31%)	(25%)
Sub-total assets under management or supervision	$516	$555	$571	$590	$570	$598	$563	$393	(33%)	(30%)

Global Wealth Management Group	153	157	162	185	172	174	166	128	(31%)	(23%)
Total assets under management or supervision	$669	$712	$733	$775	$742	$772	$729	$521	(33%)	(29%)
Share of minority interest assets (1)	5	5	6	7	7	7	7	6	(14%)	(14%)
Total	$674	$717	$739	$782	$749	$779	$736	$527	(33%)	(28%)

Consolidated assets under management or supervision by asset class
Equity	$317	$344	$333	$355	$316	$327	$288	$186	(48%)	(35%)
Fixed income	201	210	227	235	241	261	265	197	(16%)	(26%)
Alternatives (2)	54	58	63	67	69	73	70	48	(28%)	(31%)
Private Equity	2	2	3	4	3	3	3	4	--	33%
Infrastructure	0	1	1	2	3	4	4	4	100%	--
Real Estate	21	26	34	36	37	38	37	34	(6%)	(8%)
Sub-total	595	641	661	699	669	706	667	473	(32%)	(29%)
Unit trusts	15	16	15	15	14	14	12	9	(40%)	(25%)
Other (3)	59	55	57	61	59	52	50	39	(36%)	(22%)
Total assets under management or supervision	$669	$712	$733	$775	$742	$772	$729	$521	(33%)	(29%)
Share of minority interest assets (1)	5	5	6	7	7	7	7	6	(14%)	(14%)
Total	$674	$717	$739	$782	$749	$779	$736	$527	(33%)	(28%)

(1)	Amount represents Asset Management's proportional share of assets managed by entities in which it owns a minority interest.
(2)	Includes a range of alternative investment products such as hedge funds, funds of hedge funds and funds of private equity funds.
(3)	Includes assets under management or supervision associated with the Global Wealth Management Group.

Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 23.

MORGAN STANLEY
Quarterly Intersegment Eliminations Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended								Percentage Change From:		Twelve Months Ended
	Feb 28, 2007	May 31, 2007	Aug 31, 2007	Nov 30, 2007	Feb 29, 2008	May 31, 2008	Aug 31, 2008	Nov 30, 2008	4Q08 vs. 4Q07	4Q08 vs. 3Q08	Nov 30, 2007	Nov 30, 2008	Percentage Change

Revenues:
Investment banking (1)	$(2)	$(16)	$(38)	$(3)	$(1)	$(8)	$(14)	$(3)	--	79%	$(59)	$(26)	56%
Principal transactions:
Trading	0	0	0	(3)	(2)	(3)	(1)	(3)	--	(200%)	(3)	(9)	(200%)
Investments	0	0	0	0	0	0	0	0	--	--	0	0	--
Commissions	(7)	(6)	(6)	(17)	(8)	(9)	(18)	(24)	(41%)	(33%)	(36)	(59)	(64%)
Asset management, distribution and admin. fees	(43)	(42)	(37)	(53)	(42)	(43)	(45)	(38)	28%	16%	(175)	(168)	4%
Other	(5)	(3)	(3)	(2)	(2)	8	(2)	0	*	*	(13)	4	131%
Total non-interest revenues	(57)	(67)	(84)	(78)	(55)	(55)	(80)	(68)	13%	15%	(286)	(258)	10%
									--	--			--
Interest and dividends	(138)	(120)	(71)	(14)	(12)	(11)	(12)	(8)	43%	33%	(343)	(43)	87%
Interest expense	(148)	(131)	(83)	(26)	(27)	(27)	(28)	(25)	4%	11%	(388)	(107)	72%
Net interest	10	11	12	12	15	16	16	17	42%	6%	45	64	42%
Net revenues	(47)	(56)	(72)	(66)	(40)	(39)	(64)	(51)	23%	20%	(241)	(194)	20%

Total non-interest expenses	(53)	(63)	(58)	(69)	(44)	(44)	(67)	(54)	22%	19%	(243)	(209)	14%

Income / (loss) from continuing operations before taxes	6	7	(14)	3	4	5	3	3	--	--	2	15	*
Income tax provision / (benefit) from continuing operations	2	2	(4)	1	1	3	1	1	--	--	1	6	*
Income / (loss) from continuing operations	$4	$5	$(10)	$2	$3	$2	$2	$2	--	--	$1	$9	*

(1)	Included in the August 31, 2007 amount is $25 million related to the spin-off of Discover Financial Services.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 23.

MORGAN STANLEY

The following (page 15) presents a reconciliation for adjusted assets.

Balance sheet leverage ratios are one indicator of capital adequacy when viewed in the context of a company’s overall liquidity and capital policies. The Company uses the leverage ratio and the adjusted leverage ratio when comparing financial services firms and evaluating leverage trends. The Company has adopted a definition of adjusted assets that excludes certain self-funded assets considered to have minimal market, credit and/or liquidity risk.  These low-risk assets generally are attributable to the Company’s matched book and securities lending businesses. Adjusted assets are calculated by reducing gross assets by aggregate resale agreements and securities borrowed less non-derivative short positions and assets recorded under certain provisions of SFAS No. 140 and FASB Interpretation No. 46 (revised December 2003), “Consolidation of Variable Interest Entities” (“FIN 46R”). Gross assets are also reduced by the full amount of cash and securities deposited with clearing organizations or segregated under federal and other regulations or requirements. Leverage ratios reflect the deduction from shareholders’ equity of the amount of equity used to support goodwill and intangible assets (as the Company does not view this amount of equity as available to support its risk capital needs). In addition, the Company views junior subordinated debt issued to capital trusts as a component of its capital base given the inherent characteristics of the securities including their long-dated nature, the Company’s ability to defer coupon interest and the subordinated nature of the obligations in the capital structure. The Company also receives rating agency equity credit for these securities.

MORGAN STANLEY
Quarterly Reconciliation of Adjusted Assets
(unaudited, dollars in millions, except ratios)

		Quarter Ended
		Feb 28, 2007		May 31, 2007		Aug 31, 2007		Nov 30, 2007		Feb 29, 2008		May 31, 2008		Aug 31, 2008		Nov 30, 2008

Total assets		$1,182,061		$1,199,993		$1,185,131		$1,045,409		$1,090,896		$1,031,228		$987,403		$657,978

Less:	Securities purchased under agreements to resell	(193,162)		(144,051)		(176,910)		(126,887)		(143,097)		(165,928)		(179,540)		(72,637)
	Securities borrowed	(277,093)		(252,213)		(257,032)		(239,994)		(243,695)		(257,796)		(241,051)		(85,785)
Add:	Financial instruments sold, not yet purchased	157,807		166,549		176,097		134,341		171,111		161,748		150,425		118,945
Less:	Derivative contracts sold, not yet purchased	(51,574)		(58,919)		(62,088)		(71,604)		(89,392)		(77,439)		(68,401)		(73,521)
	Subtotal	818,039		911,359		865,198		741,265		785,823		691,813		648,836		544,980
Less:	Cash and securities deposited with clearing organizations or segregated under federal and other regulations or requirements	(35,739)		(47,114)		(43,229)		(61,608)		(60,964)		(53,393)		(58,798)		(59,088)
	Assets recorded under certain provisions of SFAS No.140 and FIN 46	(124,163)		(155,692)		(129,552)		(110,001)		(83,906)		(55,406)		(41,955)		(17,744)
	Goodwill and intangible assets	(4,262)		(4,132)		(3,451)		(4,071)		(4,061)		(3,890)		(3,996)		(3,138)

Adjusted assets		$653,875		$704,421		$688,966		$565,585		$636,892		$579,124		$544,087		$465,010

Common equity (1)		$36,854		$38,411		$34,150		$30,169		$32,180		$33,393		$34,665		$31,676
Preferred equity (2)		1,100		1,100		1,100		1,100		1,100		1,100		1,100		19,155
Shareholders' equity		37,954		39,511		35,250		31,269		33,280		34,493		35,765		50,831
Junior subordinated debt issued to capital trusts (3) (4)		4,885		4,874		4,875		4,876		10,621		10,467		10,364		10,266
	Subtotal	42,839		44,385		40,125		36,145		43,901		44,960		46,129		61,097
Less: Goodwill and intangible assets		(4,262)		(4,132)		(3,451)		(4,071)		(4,061)		(3,890)		(3,996)		(3,138)
Tangible shareholders' equity		$38,577		$40,253		$36,674		$32,074		$39,840		$41,070		$42,133		$57,959

Leverage ratio (5)		30.6	x	29.8	x	32.3	x	32.6	x	27.4	x	25.1	x	23.4	x	11.4	x

Adjusted leverage ratio (6)		16.9	x	17.5	x	18.8	x	17.6	x	16.0	x	14.1	x	12.9	x	8.0	x

(1)
The quarter ended November 30, 2008 includes $1 billion for warrants issued related to the U.S. Department of Treasury investment in the Company. For a further discussion of this investment, see page 19.

(2)
The quarter ended November 30, 2008 includes $9 billion for Mitsubishi UFJ Financial Group and $9 billion for U.S. Department of Treasury investments in the Company. For a further discussion of these investments, see page 19.

(3)
The Company views the junior subordinated debt issued to capital trusts as a component of its equity capital base given the inherent characteristics of the securities including their long dated nature, the Company's ability to defer coupon interest and the subordinated nature of the obligations in the capital structure.  The Company also receives rating agency equity credit for these securities.

(4)
During the quarter ended February 29, 2008, the Company issued $5,579 million of junior subordinated debt securities related to China Investment Corporation's investment in the Company in December 2007. For a further discussion of this investment, see the Company's Annual Report on Form 10-K for fiscal year ended November 30, 2007.

(5)	Leverage ratio equals total assets divided by tangible shareholders' equity.
(6)	Adjusted leverage ratio equals adjusted assets divided by tangible shareholders' equity.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 23.

This page represents an addendum to the 4Q 2008 Financial Supplement.

MORGAN STANLEY
Institutional Securities - U.S. Subprime Analysis
(unaudited, dollars in billions)

			Profit / (Loss)
	Statement of Financial Condition		Three Months Ended	Twelve Months Ended	Net Exposure (1)
	Aug 31, 2008	Nov 30, 2008	Nov 30, 2008	Nov 30, 2008	Aug 31, 2008	Nov 30, 2008
Super Senior Exposure
Mezzanine	$(7.2)	$(3.3)	$(0.4)	$(1.6)	$1.1	$0.0
CDO-Squared	0.0	0.0	0.0	0.0	0.0	0.0
Total ABS CDO Super Senior Exposure	$(7.2)	$(3.3)	$(0.4)	(1.6)	$1.1	$0.0

Other Retained and Warehouse Exposure
ABS CDO CDS	$2.0	$1.3	$0.1	0.8	$(0.5)	$(0.2)
ABS CDO Bonds	0.1	0.1	0.1	(0.3)	0.1	0.1
CDO Warehouse	0.0	0.0	0.0	0.0	0.0	0.0
Total Other Retained and Warehouse Exposure	2.1	1.4	0.2	0.5	(0.4)	(0.1)
Subtotal ABS CDO Related Exposure (2)	$(5.1)	$(1.9)	$(0.2)	$(1.1)	$0.7	$(0.1)

U.S. Subprime Mortgage Related Exposure
Loans	$0.3	$0.2	$(0.1)	(0.2)	$0.3	$0.2
Total Rate of Return Swaps	0.0	0.0	0.0	0.0	0.0	0.0
ABS Bonds	1.2	0.9	(0.4)	(1.3)	1.2	0.9
ABS CDS	13.9	10.1	0.7	2.7	(2.2)	(1.1)
Subtotal U.S. Subprime Mortgage Related Exposure (3)	$15.4	$11.2	$0.2	$1.2	$(0.7)	$0.0
Total ABS CDO / Subprime Net Exposure (4)	$10.3	$9.3	$0.0	$0.1	$0.0	$(0.1)

(1)
Net Exposure is defined as potential loss to the Firm in an event of 100% default, assuming zero recovery, over a period of time.  The value of these positions remains subject to mark-to-market volatility. Positive amounts indicate potential loss (long position) in a default scenario.  Negative amounts indicate potential gain (short position) in a default scenario.

(2)
In determining the fair value of the Firm’s ABS CDO-related exposures – which represent the most senior tranches of the capital structure of subprime ABS CDOs – Morgan Stanley took into consideration observable transactions and data for relevant benchmark instruments in synthetic subprime markets.  The deterioration of these inputs have led to significant declines in the estimates of fair value.  These declines reflect increased implied losses across this portfolio.  At November 30, 2008 these implied loss levels are consistent with losses in the range between 22% - 48% implied by the ABX indices.  These cumulative loss levels, at an average severity rate of 62%, imply defaults in the range of 79% - 95% for 2005 and 2006 outstanding mortgages.

(3)
In calculating the fair value of the Firm’s U.S. sub-prime mortgage related exposures – including loans, total rate-of-return swaps, ABS bonds (including subprime residuals) and ABS CDS – Morgan Stanley took into consideration observable transactions, the continued deterioration in market data, as reflected by the sharp decline in the ABX indices, and other market developments, including updated cumulative loss data.

(4)	Statement of financial condition total is presented on a net basis. These balances are presented on a gross basis in the Company's statement of financial condition.

At November 30, 2008, the investment portfolios of Morgan Stanley Bank N.A. and Morgan Stanley Trust FSB (collectively, the "Subsidiary Banks") include certain subprime-related securities.

The securities in the Subsidiary Banks' portfolios are part of the Company's overall Treasury liquidity management portfolio.  Such portfolios do not contain any subprime whole loans, subprime residuals or
CDOs.  The market value of the Subsidiary Banks' subprime-related securities, most of which are investment grade-rated residential mortgage-backed securities, was $2.7 billion at November 30, 2008 and $3.4 billion at
August 31,2008. For the three and twelve months ended November 30, 2008, these portfolios incurred losses of $0.5 billion and $0.8 billion, respectively.

Note:	Refer to Legal Notice page 23.

This page represents an addendum to the 4Q 2008 Financial Supplement.

MORGAN STANLEY
Institutional Securities - Non-subprime Residential Mortgage Analysis
(unaudited, dollars in billions)

			Profit and (Loss)
	Statement of Financial Condition		Three Months Ended	Twelve Months Ended	Net Exposure (1)
	Aug 31, 2008	Nov 30, 2008	Nov 30, 2008	Nov 30, 2008	Aug 31, 2008	Nov 30, 2008

Residential Loans (2)	$4.3	$3.3	$-	$(0.2)	$4.3	$3.3
RMBS Bonds (2)	3.2	2.0	(0.8)	(2.2)	3.2	2.0
RMBS Backed Warehouse Lines	0.2	0.1	0.0	0.0	0.2	0.1
RMBS Swaps (3)	0.4	0.0	(0.1)	(0.2)	(1.2)	(0.3)
Other secured financings (4)	2.8	2.6	0.0	0.0	0.0	0.0
Total residential non-subprime (5) (6)	$10.9	$8.0	$(0.9)	$(2.6)	$6.5	$5.1

(1)
Net Exposure is defined as potential loss to the Firm in an event of 100% default, assuming zero recovery, over a period of time.   The value of these positions remains subject to mark-to-market volatility.  Positive amounts indicate potential loss (long position) in a default scenario.  Negative amounts indicate potential gain (short position) in a default scenario.

(2)	Gross and Net Exposure on Residential Loans and RMBS Bonds was split 53% Alt-A/Near prime and 47% prime underlying collateral at November 30, 2008.
Gross and Net Exposure of U.S. Alt-A Residential Loans and Bonds was $1.6 billion at November 30, 2008.
(3)	Represents both hedges and directional positioning. At November 30, 2008, these positions include credit default and super senior CDO swaps.
(4)
Represents assets recorded under certain provisions of SFAS 140 and FASB Interpretation 46R that function as collateral for an offsetting amount of non-recourse debt to third parties.  Any retained interests in these transactions are reflected in RMBS Bonds.

(5)	Statement of financial condition total is presented on a net basis. These balances are presented on a gross basis in the Company's statement of financial condition.
(6)	Regional distribution of Net Exposure was 49% U.S., 39% Europe and 12% Asia at November 30, 2008.
Note:	Refer to Legal Notice page 23.

This page represents an addendum to the 4Q 2008 Financial Supplement.

MORGAN STANLEY
Institutional Securities - CMBS and Commercial Whole Loan Analysis
(unaudited, dollars in billions)

			Profit / (Loss)
	Statement of Financial Condition		Three Months Ended	Twelve Months Ended	Net Exposure (1)
	Aug 31, 2008	Nov 30, 2008	Nov 30, 2008	Nov 30, 2008	Aug 31, 2008	Nov 30, 2008

CMBS Bonds	$5.8	$3.5	$(1.1)	$(1.7)	$5.8	$3.5
CMBS Backed Warehouse Lines (2)	1.6	1.2	0.0	0.0	1.6	1.2
Commercial Loans (2) (3)	4.6	4.0	(0.3)	(0.5)	4.9	4.3
CMBS Swaps (4)	3.3	5.1	1.6	3.0	(4.6)	(6.1)
Other Secured Financing (5)	4.2	3.2	0.0	0.0	0.0	0.0
Total CMBS / Commercial Whole Loan Net Exposure (6) (7)	$19.5	$17.0	$0.2	$0.8	$7.7	$2.9

(1)
Net Exposure is defined as potential loss to the Firm in an event of 100% default, assuming zero recovery, over a period of time.  The value of these positions remains subject to mark-to-market volatility.  Positive amounts indicate potential loss (long position) in a default scenario.  Negative amounts indicate potential gain (short position) in a default scenario.

(2)	Includes unfunded loan commitments.
(3)	Composition of Commercial Loans was 68% Senior and 32% Mezzanine at November 30, 2008.
(4)	Represents both hedges and directional positioning. At November 30, 2008, these positions include credit default, super senior CDO, index, and total rate-of-return swaps.
(5)
Represents assets recorded under certain provisions of SFAS 140 and FASB Interpretation 46R that function as collateral for an offsetting amount of non-recourse debt to third parties.  Any retained interests in these transactions are reflected in CMBS Bonds.

(6)	Statement of financial condition total is presented on a net basis. These balances are presented on a gross basis in the Company's statement of financial condition.
(7)	Regional distribution of the long positions' (i.e., CMBS Bonds, Commercial Loans and Warehouse Lines) Net Exposure was 62% U.S., 17% Europe and 21% Asia at November 30, 2008.
Note:	Refer to Legal Notice page 23.

MORGAN STANLEY
Impact of Capital-Related Transactions on the Calculation of Earnings per Share

Morgan Stanley (the "Company") entered into the following capital-related transactions during the fourth quarter of fiscal 2008 that impact its earnings per share ("EPS") calculations and related disclosures (both basic and diluted) on a prospective basis:

 - On October 13, 2008, the Company issued to Mitsubishi UFJ Financial Group, Inc. (“MUFG”) 7,839,209 shares of Series B Non-Cumulative Non-Voting Perpetual Convertible Preferred Stock (convertible into approximately 310 million shares of common stock) and 1,160,791 shares of Series C Non-Cumulative Non-Voting Perpetual Preferred Stock for $9 billion.

- On October 28, 2008, the Company, as part of the Treasury Capital Purchase Program (“CPP”), issued to the U.S. Department of Treasury 10,000,000 shares of Series D Fixed Rate Cumulative Perpetual Preferred Stock (“Series D Preferred Stock") and Warrants to purchase 65,245,759 shares of common stock for $10 billion.

China Investment Corporation Investment (“CIC”)
As a result of the MUFG transaction (as described above) and as contractually required by the terms of the securities purchase agreement for the sale of Equity Units (the "CIC Equity Units") to CIC, the maximum conversion price of the CIC Equity Units was reduced to $48.07. As a result, the Company will issue 116,062,911 shares of common stock (subject to adjustment for certain antidilution provisions and participation in certain dividends as described below) upon settlement of the CIC Equity Units on August 17, 2010.

Two-Class Method - Earnings per Share
In addition, the CIC Equity Units are now deemed to be “participating securities” in accordance with Emerging Issues Task Force (EITF) Issue 03-6, “Participating Securities and the Two-Class Method under FASB Statement No. 128, Earnings per Share" in that the CIC Equity Units have the ability to participate in any dividends the Company declares on common shares above $0.27 per share during any quarterly reporting period via an increase in the number of common shares to be delivered upon settlement of the CIC Equity Units.  The CIC Equity Units will be reflected in the Company’s EPS calculation on a prospective basis (effective as of October 13, 2008, the date of the closing of the MUFG transaction) using the two-class method.  Under the two-class method, net income available to common shareholders will be allocated based on distributed earnings paid to common shares and a pro-rata allocation of the Company's undistributed earnings to common shares and to the CIC Equity Units.  The two-class method assumes all earnings of the Company in a reporting period are distributed to the common shareholders and any participating securities, even if no actual dividends or distributions are made.  Thus, net income available to common shareholders will be reduced for both basic and diluted EPS calculations.  During the fiscal year ended November 30, 2008, no dividends above $0.27 per share were declared during any quarterly reporting period.  Additionally, as required by the CPP, the Company may not declare  or pay any cash dividends on its common stock other than regular quarterly cash dividends of more than $0.27 without the consent of the U.S. Department of Treasury.  For the purposes of the EPS calculation, the CIC Equity Units do not share in any losses of the Company.  Therefore, if the Company incurs a loss in any reporting period, losses will not be allocated to the CIC Equity Units in the EPS calculation, because such an allocation would be antidilutive to the common shareholders.

The calculation of the Company’s EPS for fiscal 2008 based on the two-class method is provided in APPENDIX I.  APPENDIX II provides an illustration of the allocation of net income applicable to common shareholders, for fiscal 2008, to the CIC Equity Units in the calculation of EPS under the two-class method.

MORGAN STANLEY
Impact of Capital-Related Transactions on the Calculation of Earnings per Share

CPP Investment
With respect to the securities that were issued under the CPP as described above, the $10 billion in proceeds received were allocated to the Series D Preferred Stock and the Warrants based on their relative fair value at issuance (approximately $9 billion was allocated to the Series D Preferred Stock and approximately $1 billion to the Warrants).  The Series D Preferred Stock pays a dividend on a compounding cumulative basis, in cash, at a rate of 5% per annum for the first five years, and 9% per annum thereafter.  Cumulative dividends, whether or not declared, will be deducted from net income in calculating EPS.  The difference between the initial value allocated to the Series D Preferred Stock of approximately $9 billion and the liquidation value of $10 billion will be charged to retained earnings over the first 5 years of the contract as an adjustment to the dividend yield using the effective yield method.  The amount charged to retained earnings will be deducted from the numerator in calculating basic and diluted EPS during the related reporting period.

For a more detailed summary of the CIC transaction, refer to the Company’s “Financial Statements and Supplementary Data—Note 28” in Part II, Item 8 of the Annual Report on Form 10-K for the fiscal year ended November 30, 2007, filed on January 29, 2008, and the Company’s Current Report on Form 8-K filed on December 27, 2007 which includes the Stock Purchase Agreement for the CIC transaction and the terms of the CIC Equity Units.  For a more detailed summary of the MUFG transaction, refer to the Company’s Current Report on Form 8-K filed on October 17, 2008.  For a more detailed summary of the CPP transaction, refer to the Company’s Current Report on Form 8-K filed on October 30, 2008.

This page represents an addendum to the 4Q 2008 Financial Supplement, Appendix I

MORGAN STANLEY
Earnings Per Share
(unaudited, in millions, except for per share data)

Twelve Months Ended
Nov 30, 2008

Basic Earnings Per Share
Income from continuing operations	$1,807
Gain (loss) on discontinued operations	(100)
Net Income	$1,707
Less: Preferred Dividends (Series A) (1)	(53)
Less: Preferred Dividends (Series D) (1)	(44)
Less: Amortization of Issuance Discount for
Series D Preferred Stock (2)	(15)
Less: Allocation of Undistributed Earnings to CIC
CIC Equity Units (3)	(7)
Net Income applicable to common shareholders	$1,588
Weighted average common shares outstanding	1,028
Earnings per basic common share (4)
Income (loss) from continuing operations	$1.64
Gain (loss) on discontinued operations	$(0.10)
Earnings per basic common share	$1.54

Diluted Earnings Per Share
Net Income applicable to common shareholders (5)	$1,588

Weighted average common shares outstanding	1,028
Effect of dilutive securities:
Stock options and restricted stock units	26
Series B Preferred Stock (5)	42
Weighted average common shares outstanding and common stock equivalents (6)	1,096

Earnings per diluted common share
Income (loss) from continuing operations	$1.54
Gain (loss) on discontinued operations	$(0.09)
Earnings per diluted common share	$1.45

(1) Preferred dividends include:
- Dividends declared on Series A Preferred Stock of $53 million during fiscal 2008
- See "CPP Investment" herein. Cumulative dividends for the period October 28, 2008 through November 30, 2008 of $44 million.

(2) See "CPP Investment herein."

(3) See "China Investment Corporation Investment ("CIC") herein."  The CIC stock purchase contracts are deemed to be participating securities effective October 13, 2008 and will share ratably with common shareholders in dividends paid above $0.27 via an adjustment to the number of shares to be delivered upon settlement of the CIC Equity Units.  Undistributed earnings are allocated to the CIC Equity Units in the basic earnings per share calculation using the two-class method which assumes all earnings of the Company are distributed. The amount allocated to the CIC Equity units is based upon the terms of the CIC stock purchase contract and is representative of the value of the increase in the number of shares that the Company would be required to deliver upon settlement of the contract.  An illustration of how Net Income Available to Common Shareholders is allocated to the CIC Equity Units in the calculation of EPS using the two-class method is presented in Appendix II.

(4) Earnings per basic common share using the two-class method have been presented separately for income from continuing operations, gain/(loss) from discontinued operations and earnings per basic common share. For an illustration of the application of the two-class method, see Appendix II.

(5) The dilutive effect of the Series B Preferred Stock is included in diluted earnings per share using the if-converted method under SFAS 128.  Under the if-converted method, the preferred securities are assumed converted into common stock and any preferred dividends are correspondingly added back to the net income available to common shareholders.  This calculation results in incremental shares being included in the denominator, if dilutive.  For the fiscal year ended November 30, 2008, 42 million shares were included in diluted earnings per share (approximately 310 million shares issuable upon conversion of the Series B Preferred Stock weighted for the period from October 13, 2008 through November 30, 2008).

(6)  Antidilutive securities were excluded from the computation of diluted EPS.  For the twelve months ended November 30, 2008, there were 81 million antidilutive stock options and restricted stock units outstanding at the end of the period.  There were 65 million CPP warrants outstanding at the end of the period with an exercise price of $22.99 that were antidilutive.  The dilutive effect of the CIC transaction is included in diluted EPS using the treasury stock method under SFAS 128.  For the twelve months ended November 30, 2008, 116 million shares deliverable under the CIC stock purchase contract were antidilutive.

This page represents an addendum to the 4Q 2008 Financial Supplement, Appendix II

MORGAN STANLEY
Earnings Per Share Calculation Under Two-Class Method
Twelve Months Ended November 30, 2008
(unaudited, in millions, except for per share data)

	(A)	(B)	(C)	(D)	(E)	(F)	(G)
					(C)-(D)*(B)	(D)+(E)	(F)/(A)
	Weighted Average # of Shares	% Allocation (2)	Net Income Applicable to Common Shareholders (3)	Distributed Earnings (4)	Allocation of Undistributed Earnings (5)	Total Earnings Allocated	Basic EPS (8)
Basic Common Shares	1,028	99%		$1,110	$478	$1,588(6)	1.54
CIC Equity Units	16(1)	1%		$0	$7	$7(7)	N/A
	1,044	100%	$1,595	$1,110	$485	$1,595

(1) The 16 million shares represent the 116 million CIC Equity Units weighted for the period the two-class method is applicable (i.e., from October 13, 2008 through the end of the Company’s fiscal year ended November 30, 2008).  For prospective reporting periods, the 116 million shares will be fully-weighted.

(2) The percentage of weighted basic common shares and weighted CIC Equity Units to the total weighted average of basic common shares and CIC Equity Units.
(3) Net income available to common shareholders for fiscal 2008 prior to allocation to the CIC Equity Units.
(4) Distributed earnings represent the dividends declared on common shares for the fiscal year ended November 30, 2008.  The amount of dividends declared is based upon the number of common shares outstanding as of the dividend record date.  During the fiscal year ended November 30, 2008, a $0.27 dividend was declared on common shares outstanding for each quarterly reporting period. No quarterly dividends were declared above $0.27 on common shares during fiscal 2008.  If a dividend is declared above $0.27, the CIC Equity Units will participate via an increase in the number of shares the Company will be required to deliver upon settlement of the contract.  No cash dividends will be paid to the CIC Equity Units prior to settlement of the contract.  Therefore, no distributed earnings will be allocated to the CIC Equity Units in the calculation of earnings per share under the two-class method.

(5) The two-class method assumes all of the earnings for the reporting period are distributed and allocates to the CIC Equity Units what they would be entitled to (a pro-rata share of quarterly dividends above $0.27) per the terms of the stock purchase contract.  The amount allocated is representative of the value of the increase in the number of shares that the Company would be required to deliver upon settlement of the contract. No actual cash dividends will be paid to the CIC Equity Units.  Assuming $0.27 has been paid to the basic common shareholders, CIC Equity units would receive a pro-rata allocation of the remaining undistributed earnings.

(6) Total income applicable to common shareholders to be allocated to the common shares in calculating basic and diluted EPS for common shares (see Appendix I).
(7) Total income applicable to common shareholders to be allocated to the CIC Equity Units recorded as a deduction to the numerator in determining basic EPS for common shares (see Appendix I).
(8) Basic and diluted EPS data are required to be presented only for classes of common stock, as defined in SFAS 128.

MORGAN STANLEY
Legal Notice

This Financial Supplement contains financial, statistical and business-related information, as well as business and segment trends. The information should be read in conjunction with the Company's fourth quarter earnings press release issued December 17, 2008.